Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southwest Casino Corporation (the “Company”) on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James B. Druck, Chief Executive Officer of Southwest Casino Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)                                                        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                                        The information in the Report fairly presents, in all material respects, the financial condition and results of operations of Southwest Casino Corporation.

/s/ James B. Druck
James B. Druck
Chief Executive Officer (principal executive officer)

Minneapolis, Minnesota
March 31, 2006